                                                                EXHIBIT 10.64

                          TRUST AGREEMENT

                          BY AND BETWEEN

              TRUCK ENGINE RECEIVABLES FINANCING CO.
                           (TRANSFEROR)

                                AND

          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                          (OWNER TRUSTEE)

                   DATED AS OF NOVEMBER 21, 2000

                         TABLE OF CONTENTS

         SECTION 2.5 Initial Capital Contribution of Trust Assets.2
         SECTION 2.6 Declaration of Trust.........................3
         SECTION 2.7 Liability of the Certificate Owners..........3
         SECTION 2.8 Title to Trust Property......................3
         SECTION 2.9 Situs of Trust...............................3
         SECTION 2.10Representations and Warranties of the Seller.3

         SECTION 3.5 Registration; Registration of Transfer;
                     Exchange of Certificates.....................6
         SECTION 3.6 Mutilated, Destroyed, Lost or Stolen
                     Certificates.................................8
         SECTION 3.7 Persons Deemed Certificateholders............9
         SECTION 3.8 Access to List of Certificateholders' Names

         SECTION 4.1 Notice to Certificateholders with Respect to
                     Certain Matters............................ 10
         SECTION 4.2 Action by Certificateholders with Respect to
                     Certain Matters............................ 11
         SECTION 4.3 Action by Certificateholders with Respect to
                     Bankruptcy................................. 11
         SECTION 4.4 Restrictions on Certificateholders' Power.  11
         SECTION 4.5 Majority Control............................11

ARTICLE VAPPLICATION OF TRUST FUNDS; CERTAIN DUTIES..............12
         SECTION 5.1 Establishment of Certificate Distribution

         SECTION 5.4 Accounting; Reports to Certificateholders and

         SECTION 6.4 Action upon Instruction by Certificateholders17
         SECTION 6.5 Furnishing of Documents.....................17
         SECTION 6.6 Representations and Warranties of Owner
                     Trustee.....................................17
         SECTION 6.7 Reliance; Advice of Counsel.................18
         SECTION 6.8 Owner Trustee May Own Certificates and Notes19

         SECTION 6.12Appointment of Co-Trustee or Separate Trustee21
         SECTION 6.13Eligibility Requirements for Owner Trustee..22

                              EXHIBITS

Exhibit A  Form of Certificate
Exhibit B  Form of Certificate of Trust

                           TRUST AGREEMENT

           THIS TRUST  AGREEMENT  (this  "Agreement") is made as of
November   21,  2000,  by  and  between  TRUCK  ENGINE  RECEIVABLES
FINANCING CO., a Delaware  corporation,  as Seller (the  "Seller"), and CHASE  MANHATTAN  BANK USA,  NATIONAL  ASSOCIATION,  a national banking  association,  as  Owner  Trustee  (not  in its  individual capacity but solely as Owner Trustee, the "Owner Trustee").

           In   consideration   of  the  premises  and  the  mutual
covenants herein contained, the parties hereto agree as follows:

                              ARTICLE I

                             DEFINITIONS

           SECTION I.1  Definitions.   Unless   otherwise   defined
herein,  capitalized  terms used in this  Agreement  shall have the respective  meanings  assigned to them in Part I of  Appendix A  to the  Trust  Sale  and  Servicing  Agreement,  dated  as of the date hereof,  by and among the Seller,  the  Servicer and the Trust (the
"Trust Sale and Servicing  Agreement").  All  references  herein to
"the  Agreement" or "this  Agreement"  are to this Trust  Agreement as it may be amended and  supplemented  from time to time,  and all references  herein to  Articles,  Sections and  subsections  are to
Articles,   Sections  and  subsections  of  this  Agreement  unless
otherwise  specified.  The rules of construction  set forth in Part
II of Appendix A to the Trust Sale and  Servicing  Agreement  shall be applicable to this Agreement.

                             ARTICLE II

                            ORGANIZATION

           SECTION II.1 Name.  The Trust  created  hereby  shall be
known as Truck  Engine  Receivables  Master Trust in which name the
Owner  Trustee  may conduct  the  business  of the Trust,  make and execute  contracts  and  other  instruments  on behalf of the Trust and sue and be sued on behalf of the Trust.

           SECTION II.2 Office.  The  office of the Trust  shall be
in care of the Owner  Trustee at the  Corporate  Trust Office or at
such other  address in Delaware as the Owner  Trustee may designate by written notice to the Certificateholders and the Seller.

           SECTION II.3 Purposes  and  Powers.  The  purpose of the
Trust is,  and the Trust  shall  have the power and  authority,  to engage in the following activities:

           (a)  to acquire,  manage and hold the  Receivables to be
transferred  to the Trust from time to time  pursuant  to the Trust
Sale and Servicing Agreement;

           (b)  to  issue  and  sell  the  Notes  pursuant  to  the
Indenture  or to another  indenture,  note  purchase  agreement  or
similar   agreement   and  the   Certificates   pursuant   to  this
Agreement,  and to sell,  transfer  or  exchange  the Notes and the
Certificates;

           (c)  to  acquire  property  and  assets  from the Seller
pursuant  to the  Trust  Sale  and  Servicing  Agreement,  to  make
payments   or    distributions    on   the    Securities   to   the
Securityholders,    to   make   withdrawals   from   the   accounts
established  pursuant  to  the  Basic  Documents  and  to  pay  the organizational, start-up and transactional expenses of the Trust;

           (d)  to   establish,   acquire,   hold   and   terminate
liquidity,  credit and other enhancement arrangements,  and perform its obligations thereunder;

           (e)  to assign, grant,  transfer,  pledge,  mortgage and
convey  the Trust  Assets  pursuant  to the terms of the  Indenture and to hold,  manage such Trust Assets and distribute  funds to the
Certificateholders  pursuant  to the  terms of this  Agreement  and the Trust Sale and  Servicing  Agreement,  any portion of the Trust
Assets  released  from the  lien  of,  and  remitted  to the  Trust pursuant to, the Indenture;

           (f)  to  enter  into and  perform  its  obligations  and
exercise  its rights  under the Basic  Documents  to which it is to be a party;

           (g)  to engage in those activities,  including  entering
into  agreements,  that are  necessary,  suitable or  convenient to accomplish  the  foregoing or are  incidental  thereto or connected therewith; and

           (h)  subject to compliance with the Basic Documents,  to
engage in such other  activities  as may be required in  connection
with   conservation   of  the  Trust   Assets  and  the  making  of
distributions to the Securityholders.

The  Trust  shall  not  engage  in  any  activity   other  than  in
connection  with  the  foregoing  or  other  than  as  required  or authorized by the terms of this Agreement or the Basic Documents.

           SECTION II.4 Appointment  of Owner  Trustee.  The Seller
hereby   appoints  the  Owner  Trustee  as  trustee  of  the  Trust effective  as of the date  hereof,  to have all the rights,  powers and duties set forth herein.

           SECTION II.5 Initial  Capital  Contribution  of  Trust
Assets.  Pursuant  to the Trust Sale and  Servicing  Agreement,  on
the date hereof,  the Seller will sell,  assign,  transfer,  convey and set over to the Owner  Trustee,  the  assets  specified  in the
Trust  Sale and  Servicing  Agreement.  The  Owner  Trustee  hereby acknowledges  receipt  in  trust  from the  Seller,  as of the date hereof, of the foregoing  contribution,  which shall constitute the
initial   Trust  Assets.   The  Seller  shall  pay   organizational
expenses  of the  Trust  as they  may  arise  or  shall,  upon  the
request  of  the  Owner  Trustee,   promptly  reimburse  the  Owner
Trustee for any such expenses paid by the Owner Trustee.

           SECTION II.6 Declaration  of Trust.  The  Owner  Trustee
hereby  declares  that it shall hold the Trust Assets in trust upon and subject to the  conditions  and  obligations  set forth  herein
and  in  the  Trust  Sale  and  Servicing  Agreement.   It  is  the
intention  of the  parties  hereto  that  the  Trust  constitute  a
business  trust  under  the  Business  Trust  Statute,   that  this
Agreement  constitute  the  governing  instrument  of such business trust and that the  Certificates  represent  the  equity  interests
therein.   The   rights   of  the   Certificateholders   shall   be
determined  as set forth herein and in the Business  Trust  Statute
and  the   relationship   between  the  parties   created  by  this
Agreement  shall not  constitute  indebtedness.  The parties hereto
agree  that,  unless  otherwise   required  by  appropriate  taxing
authorities,  the Trust  shall file or cause to be filed  annual or other necessary  returns,  reports and other forms  consistent with the  characterization  of the Trust as a  partnership  for such tax purposes.  Effective  as of the  date  hereof,  the  Owner  Trustee shall  have  all  rights,  powers  and  duties  set  forth  in this
Agreement,   the  Trust  Sale  and  Servicing   Agreement  and  the
Business Trust Statute with respect to  accomplishing  the purposes of the  Trust.  The Owner  Trustee  agrees to file the  certificate of trust  required  underss. 3810  et seq.  of the  Business  Trust
Statute  in the form of  Exhibit B  hereto  (the  "Certificate  of
Trust")  in  connection  with  the  formation  of  the  Trust  as a business trust under the Business Trust Statute.

           SECTION II.7 Liability   of  the   Certificate   Owners.
Certificateholders  and  holders of  beneficial  interests  therein shall be entitled  to the same  limitation  of  personal  liability
extended  to  stockholders  of  private   corporations  for  profit
organized under the Delaware General Corporation Law.

           SECTION II.8 Title to  Trust  Property.  Legal  title to
all the Trust  Assets  shall be vested at all times in the Trust as a  separate  legal  entity  except  where  applicable  law  in  any jurisdiction  requires  title to any part of the Trust Assets to be vested in a trustee  or  trustees,  in which  case  title  shall be deemed to be vested in the Owner  Trustee,  a  co-trustee  and/or a separate trustee, as the case may be.

           SECTION II.9 Situs  of  Trust.   The   Trust   shall  be
located  and  administered  in the  State  of  Delaware.  All  bank accounts  maintained  by the Owner  Trustee  on behalf of the Trust shall be  located  in the  State of  Delaware  or the  State of New
York.  The Trust  shall not have any  employees  in any state other
than  Delaware;   provided,  however,  that  nothing  herein  shall
restrict  or  prohibit  the Owner  Trustee  from  having  employees within  or  without  the  State  of  Delaware.  Payments  shall  be received by the Trust only in Delaware  or New York,  and  payments and  distributions  shall be made by the Trust  only from  Delaware or New York.  The only office of the Trust  shall be the  Corporate
Trust Office in Delaware.

           SECTION II.10            Representations       and
Warranties  of  the  Seller.   The  Seller  hereby  represents  and
warrants to the Owner Trustee and the Indenture Trustee that:

           (a)  The Seller has been duly  organized  and is validly
existing as a corporation  in good  standing  under the laws of the
State of Delaware,  with power and authority to own its  properties and to  conduct  its  business  as such  properties  are  presently owned and such  business  is  presently  conducted,  and had at all relevant times,  and now has,  power,  authority and legal right to
acquire  and  own  the   Receivables   and  all  Related   Security
contemplated  to be  transferred to the Trust pursuant to the Trust
Sale and Servicing Agreement.

           (b)  The Seller is duly  qualified  to do business  and,
where  necessary  is in  good  standing  (or is  exempt  from  such
requirement),   and  has  obtained  all   necessary   licenses  and
approvals in all  jurisdictions  in which the ownership or lease of
property   or  the   conduct   of  its   business   requires   such
qualifications,  except  where the  failure to so qualify or obtain licenses or approvals  would not have a material  adverse effect on its ability to perform its  obligations  under the Basic  Documents to which it is a party.

           (c)  The Seller has the power and  authority  to execute
and  deliver  this  Agreement,  to  carry  out  its  terms  and  to
consummate   the   transactions   contemplated   herein;   and  the
execution,  delivery  and  performance  of this  Agreement  and the consummation  of the  transactions  contemplated  herein  have been duly authorized by the Seller by all necessary corporate action.

           (d)  The   execution   of   this   Agreement   and   the
consummation  of  the  transactions   contemplated  herein  by  the
Seller and the  fulfillment  of the terms of this  Agreement by the
Seller  shall not  conflict  with,  result in any  breach of any of the terms and  provisions of or constitute  (with or without notice
or  lapse  of  time)  a   default   under,   the   certificate   of
incorporation   or  bylaws  of  the  Seller,   or  any   indenture,
agreement,  mortgage,  deed of trust or other  instrument  to which the  Seller  is a party or by which it is  bound,  or result in the creation  or  imposition  of any Lien  upon  any of its  properties pursuant to the terms of any such indenture,  agreement,  mortgage, deed of trust or  other  instrument  (other  than  pursuant  to the
Basic  Documents),  or  violate  any  law  or,  to the  best of the
Seller's  knowledge,  any order,  rule or regulation  applicable to the Seller of any Governmental  Authority having  jurisdiction over the Seller or any of its properties.

           SECTION II.11            Tax   Treatment.   As  long  as
the  Seller is the sole owner of the  Certificates,  the Seller and
Owner Trustee,  by entering into this Agreement,  (i) express their intention  that the Trust will be  disregarded  for federal  income tax  purposes  and will be treated  as a division  or branch of the
Seller and (ii) agree that Section 5.5 of this  Agreement  will not be  applicable,  and for so long as the  Seller  remains  the  sole record  Certificateholder,  the  Owner  Trustee  shall not sign tax
returns.   If  the   Seller   is  not  the   sole   owner   of  the
Certificates,  through sale of Certificates,  issuance by the Trust of additional  Certificates  to a Person other than the Seller,  or otherwise,  the Seller and Owner  Trustee,  by  entering  into this
Agreement,   and   the   Certificateholders,   by   acquiring   any
Certificate or interest in the Trust,  (i) express their  intention that the  Certificates  shall qualify under  applicable  tax law as partnership  interests  in a  partnership,  with the  assets of the partnership held by the Trust,  (ii) unless  otherwise  required by appropriate  taxing  authorities,  agree to treat the  Certificates as partnership  interests for purposes of federal,  state and local income  and  franchise  taxes,  single  business  tax and any other taxes  imposed  upon,  measured  by or  based  upon  gross  or  net income,  and (iii)  agree that  immediately  upon there  being more than  one  owner of  Certificates,  Section  5.5 of this  Agreement will  become  applicable.  Notwithstanding  anything  herein to the contrary,  the Owner  Trustee shall have no duty to take any action pursuant  to  Section  5.5 or  execute  tax  returns  until  it has
actual    knowledge    that   the    Seller   is   not   the   sole
Certificateholder.

                             ARTICLE III

                          THE CERTIFICATES

           SECTION III.1            Initial       Certificate
Ownership.  Upon the formation of the Trust by the  contribution by the Seller  pursuant to Section  2.5 and until the  issuance of the
Certificates,  the  Seller  shall  be the sole  beneficiary  of the
Trust.

           SECTION III.2            Form of Certificates.

           (a)  The  Certificates  shall  be  substantially  in the
form set forth in Exhibit  A. The  Certificates  shall be  executed on  behalf  of the Trust by  manual  or  facsimile  signature  of a
Responsible  Officer  of the Owner  Trustee.  Certificates  bearing the manual or facsimile  signatures  of  individuals  who were,  at the time when such signatures  shall have been affixed,  authorized to  sign  on  behalf  of  the  Trust,  shall  be,  when  authorized pursuant  to  Section  3.3,  validly  issued  and  entitled  to the benefits of the Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so  authorized  prior to the authentication  and delivery of such  certificates  or did not hold such  offices at the date of  authentication  and  delivery of such certificates.

           (b)  The  Certificates  shall be  typewritten,  printed,
lithographed  or engraved or produced by any  combination  of these
methods   (with  or  without   steel   engraved   borders)  all  as
determined  by  the  officers  executing  such   Certificates,   as
evidenced by their execution of such Certificates.

           (c)  The    Certificates     shall    be    issued    in
fully-registered  form and shall be in  definitive  form only.  The terms of the  Certificates  set forth in Exhibit A  shall form part of this Agreement.

           SECTION III.3            Execution,  Authentication and
Delivery.  Concurrently  with  the sale of the  Receivables  to the
Trust  pursuant  to the Trust  Sale and  Servicing  Agreement,  the
Owner  Trustee  shall  cause the  Certificates  to be  executed  on behalf of the Trust,  authenticated  and  delivered  to or upon the written  order of the Seller,  signed by the chairman of the board, the president,  any vice president,  the treasurer or any assistant treasurer of the Seller without  further  action by the Seller,  in
authorized   denominations.   No  Certificate   shall  entitle  its
holder to any benefit under this  Agreement,  or shall be valid for any  purpose,  unless  there  shall  appear on such  Certificate  a certificate of  authentication  substantially in the form set forth
in  Exhibit  A,   executed  by  the  Owner  Trustee  or  The  Chase
Manhattan  Bank as the Owner  Trustee's  authenticating  agent,  if any, by manual  signature.  Such  authentication  shall  constitute conclusive  evidence  that such  Certificate  shall  have been duly authenticated and delivered  hereunder.  All Certificates  shall be dated  the date of their  authentication.  The  Owner  Trustee  may appoint  an  agent  to act  as its  authenticating  agent  for  the purpose of  authenticating  the Certificates  (an  "Authenticating
Agent")  (who shall be a bank or trust  company).  Each holder of a
Certificate  (who  is  an  individual)   shall  provide  the  Owner
Trustee or the Certificate Registrar with a form W-9.

           SECTION III.4            New Issuances.

           (a)  The   Seller  may   surrender   a  portion  of  its
Certificate  to the Owner  Trustee in exchange  for a newly  issued
Certificate  and  one  or  more  additional  certificates  (each  a
"Supplemental  Certificate"),  the terms of which  shall be defined in a  supplement  to this  Agreement  (which  supplement  shall  be subject  to Article  VIII to the  extent  that it amends any of the terms of this  Agreement),  to be delivered to or upon the order of the  Seller (or the holder of a  Supplemental  Certificate,  in the case of the  registration  of transfer  and  exchange  thereof,  as provided below), upon satisfaction of the following conditions:

                (i) the   Seller   shall   have  given  the  Rating
      Agencies   notice  5  days   prior  to  such   exchange   (or
      registration  of transfer and exchange as provided below) and the Rating Agency  Condition  shall have been  satisfied with respect to such  exchange  (or  registration  of transfer and exchange as provided below); and

                (ii)    the  Seller  shall  have  delivered  to the
      Owner Trustee,  the Indenture Trustee and the Rating Agencies
      (A) a Tax  Opinion  dated  the  date  of  such  exchange  (or registration  of transfer and exchange as provided below) and
      (B) an Officers'  Certificate  certifying that all conditions
      precedent   in   this   Agreement   to  such   exchange   (or
      registration of transfer and exchange) have been satisfied.

Any  Supplemental  Certificate  may be  registered  for transfer or exchanged  only upon  satisfaction  of the  conditions set forth in clauses (i) and (ii) above.

           SECTION III.5            Registration;  Registration of
Transfer; Exchange of Certificates.

           (a)  The  Certificate  Registrar  shall keep or cause to
be kept,  at the office or agency  maintained  pursuant to Section
3.9, a Certificate  Register in which,  subject to such  reasonable regulations  as it may  prescribe,  the Owner Trustee shall provide
for  the   registration  of  Certificates   and  of  transfers  and
exchanges  of  Certificates  as provided  herein.  The  Certificate
Registrar  shall give the Indenture  Trustee  written notice of any transfer  of any  Certificate.  The Chase  Manhattan  Bank shall be the initial  Certificate  Registrar.  The Owner Trustee may appoint a successor  to act as the  Certificate  Registrar  (who shall be a bank or trust company).

           (b)  Unless otherwise  specified in a supplement to this
Agreement,  a  Certificateholder  may at any time,  without consent of  the  Noteholders,  sell,  transfer,  convey  or  assign  in any manner its rights to and  interests in the  Certificates,  provided that certain  conditions are satisfied  including:  (i) such action will not result in a reduction or  withdrawal  of the rating of any series or class of Notes;  (ii) the  Certificateholder  provides to
the  Owner  Trustee  and  the  Indenture   Trustee  an  opinion  of
independent  counsel  that such  action will not cause the Trust to be treated  as an  association  (or  publicly  traded  partnership)
taxable as a corporation  for federal  income tax  purposes;  (iii)
such  transferee  or assignee  agrees in writing to take  positions for tax purposes  consistent  with the tax  positions  agreed to be taken by the  initial  Certificateholder;  and (iv) the  conditions set forth in Section  9.11 have been  satisfied.  In  addition,  no
transfer  of  a  Certificate   shall  be   registered   unless  the
transferee  shall  have  provided  to the  Owner  Trustee  and  the
Certificate  Registrar  an opinion of  counsel  that in  connection
with  such  transfer  no  registration   of  the   Certificates  is
required under the  Securities Act or applicable  state law or that such  transfer  is  otherwise  being  made in  accordance  with all applicable federal and state securities laws.

           (c)  Subject  to  Section  3.5(b),  upon  surrender  for
registration  of  transfer  of any  Certificate  at the  office  or agency  maintained  pursuant  to  Section 3.9,  the  Owner  Trustee shall  execute on behalf of the  Trust,  authenticate  and  deliver
(or shall cause the  Authenticating  Agent, if any, to authenticate
and  deliver),   in  the  name  of  the  designated  transferee  or
transferees,  one or more new  Certificates  of the  same  class in authorized  denominations  of a like  aggregate  amount  dated  the date of authentication  by the Owner Trustee or any  authenticating agent.

           (d)  At the option of a Certificateholder,  Certificates
may  be  exchanged  for  other  Certificates  of a  like  aggregate percentage  interest  upon  surrender  of  the  Certificates  to be exchanged  at the  Corporate  Trust Office  maintained  pursuant to
Section  3.9.  Whenever any  Certificates  are so  surrendered  for exchange,  the Owner  Trustee shall execute on behalf of the Trust,
authenticate  and  deliver  (or  shall  cause  the   Authenticating
Agent,   if  any,  to   authenticate   and  deliver)  one  or  more
Certificates   dated  the  date  of  authentication  by  the  Owner
Trustee or any  authenticating  agent. Such  Certificates  shall be delivered to the Certificateholder making the exchange.

           (e)  Every  Certificate  presented  or  surrendered  for
registration  of  transfer or exchange  shall be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Owner
Trustee  and  the  Certificate   Registrar  duly  executed  by  the
Certificateholder  or his attorney  duly  authorized in writing and such  other  documents  and  instruments  as  may  be  required  by
Section 3.5(b).  Each  Certificate  surrendered for registration of transfer or exchange shall be canceled and  subsequently  destroyed or  otherwise  disposed  of by the  Owner  Trustee  or  Certificate
Registrar in accordance with its customary practice.

           (f)  No   service   charge   shall   be  made   for  any
registration  of  transfer or  exchange  of  Certificates,  but the
Owner Trustee or the  Certificate  Registrar may require payment of a sum sufficient to cover any tax or  governmental  charge that may
be  imposed  in  connection   with  any  transfer  or  exchange  of
Certificates.

           (g)  The Owner  Trustee shall not permit the exchange of
the Certificates  unless,  in addition to the conditions  contained in this  Agreement,  the Rating  Agency  Condition  shall have been satisfied with respect to such exchange.

           SECTION III.6            Mutilated,  Destroyed, Lost or
Stolen Certificates.

           (a)  If (i) any mutilated  Certificate is surrendered to
the Certificate  Registrar,  or the Certificate  Registrar receives evidence to its satisfaction of the  destruction,  loss or theft of any  Certificate  and  (ii) there  is delivered to the  Certificate
Registrar,  the  Owner  Trustee  and the  Trust  such  security  or indemnity  as  may be  required  by  them  to  hold  each  of  them harmless,  then,  in the  absence  of  notice  to  the  Certificate
Registrar  or the  Owner  Trustee  that such  Certificate  has been
acquired  by  a  protected  purchaser,   the  Owner  Trustee  shall
execute  on  behalf  of the  Trust  and  the  Owner  Trustee  shall
authenticate  and  deliver  (or  shall  cause  the   Authenticating
Agent,  if any, to  authenticate  and deliver),  in exchange for or
in  lieu  of  any  such  mutilated,   destroyed,   lost  or  stolen
Certificate,  one or more  replacement  Certificates  in authorized denominations  of a like  amount;  provided,  however,  that if any such  destroyed,  lost or stolen  Certificate,  but not a mutilated
Certificate,  shall have  become or within  seven days shall be due and  payable,  then  instead of issuing a  replacement  Certificate the Owner Trustee may pay  distributions  to the  Certificateholder of  such  destroyed,  lost  or  stolen  Certificate  when so due or payable.

           (b)  If,   after   the   delivery   of   a   replacement
Certificate  or  distribution  in respect of a  destroyed,  lost or
stolen   Certificate   pursuant  to  Section  3.6(a),  a  protected
purchaser  of the  original  Certificate,  in  lieu of  which  such replacement  Certificate  was issued,  presents  for  payment  such original  Certificate,  the  Owner  Trustee  shall be  entitled  to recover  such  replacement  Certificate  from the Person to whom it was  delivered or any Person  taking such  replacement  Certificate
(or such  distribution)  from such Person to whom such  replacement
Certificate  was  delivered or any assignee of such Person,  except a protected  purchaser,  and shall be entitled to recover  upon the security  or  indemnity  provided  therefor  to the  extent  of any loss,  damage,  cost or expense  incurred  by the Owner  Trustee in connection therewith.

           (c)  In connection  with the issuance of any replacement
Certificate  under this Section 3.6, the Owner  Trustee may require the payment by the Holder of such  Certificate  of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other reasonable  expenses  (including the fees and  expenses  of the Owner  Trustee  and the  Certificate
Registrar) connected therewith.

           (d)  Any duplicate  Certificate  issued pursuant to this
Section 3.6 in  replacement of any  mutilated,  destroyed,  lost or
stolen   Certificate   shall  constitute  an  original   additional
contractual   obligation   of  the   Trust,   whether  or  not  the
mutilated,  destroyed,  lost or stolen  Certificate  shall be found at any time or be  enforced  by anyone,  and shall be  entitled  to all the  benefits of this  Agreement  equally  and  proportionately with any and all other Certificates duly issued hereunder.

           (e)  The  provisions  of this Section 3.6 are  exclusive
and shall  preclude  (to the extent  lawful)  all other  rights and remedies with respect to the  replacement  or payment of mutilated, destroyed, lost or stolen Certificates.

           SECTION III.7            Persons         Deemed
Certificateholders.  Prior  to due  presentation  of a  Certificate
for   registration   of   transfer,   the  Owner   Trustee  or  the
Certificate  Registrar  may  treat  the  Person  in whose  name any
Certificate  shall be  registered  in the  Certificate  Register as the  Certificateholder  of  such  Certificate  for the  purpose  of receiving  distributions  pursuant to  Article V  and for all other
purposes  whatsoever,   and  neither  the  Owner  Trustee  nor  the
Certificate   Registrar  shall  be  bound  by  any  notice  to  the
contrary.

           SECTION III.8            Access     to    List    of
Certificateholders'  Names and  Addresses.  The Owner Trustee shall furnish or cause to be  furnished  to the  Servicer and the Seller, within 15 days  after  receipt  by the Owner  Trustee  of a request therefor  from the  Servicer or the Seller in writing,  a list,  in such form as the  Servicer  or the Seller may  reasonably  require, of the  names and  addresses  of the  Certificateholders  as of the most recent  Record Date.  Each Holder,  by receiving and holding a
Certificate,  shall be  deemed  to have  agreed  not to hold any of the  Servicer,  the  Seller or the  Owner  Trustee  accountable  by reason of the  disclosure  of its name and address,  regardless  of the source from which such information was derived.

           SECTION III.9            Maintenance   of   Corporate
Trust Office.  The Owner  Trustee shall  maintain in the Borough of
Manhattan,  the City of New York,  an office or  offices  or agency
or   agencies   where   Certificates   may   be   surrendered   for
registration   of  transfer  or  exchange  and  where  notices  and
demands   to  or  upon  the  Owner   Trustee   in  respect  of  the
Certificates  and the  Basic  Documents  may be  served.  The Owner
Trustee  initially  designates  the offices of The Chase  Manhattan
Bank,  55 Water  Street,  New  York,  New  York,  as its  principal office for such  purposes.  The Owner  Trustee  shall  give  prompt written notice to the Seller and to the  Certificateholders  of any change in the  location  of the  Certificate  Register  or any such office or agency.

           SECTION III.10           Appointment  of  Paying  Agent.
The Owner  Trustee may  appoint a Paying  Agent.  If so  appointed, such Paying Agent shall make  distributions  to  Certificateholders from the Certificate  Distribution  Account pursuant to Section 5.2 and shall  report the  amounts of such  distributions  to the Owner
Trustee and the  Servicer;  provided  that no such reports shall be required  so  long as the  Seller  is the  sole  Certificateholder.
Pursuant  to Section  8.2(g) of the  Indenture,  for so long as the
Indenture   is  in  effect,   notwithstanding   anything   in  this
Agreement to the  contrary,  all amounts to be  distributed  by the
Indenture  Trustee  to the  Certificateholders  or the  Certificate
Distribution  Account  shall be  distributed  to the  Seller to the account  specified  by the Seller.  Any Paying Agent shall have the
revocable   power  to   withdraw   funds   from   the   Certificate
Distribution  Account for the  purpose of making the  distributions referred  to above.  The Owner  Trustee  may revoke  such power and remove any Paying  Agent  appointed  by it. Any Paying  Agent shall be  permitted  to  resign  as Paying  Agent  upon 30 days'  written notice to the  Owner  Trustee,  whereupon  the  Owner  Trustee  may appoint a successor  to act as the Paying  Agent  (which shall be a bank  or  trust  company).  The  Owner  Trustee  shall  cause  such successor  Paying Agent or any  additional  Paying Agent  appointed by the Owner  Trustee to execute and  deliver to the Owner  Trustee an  instrument in which such  successor  Paying Agent or additional
Paying  Agent  shall  agree with the Owner  Trustee  that as Paying
Agent,  such  successor  Paying  Agent or  additional  Paying Agent shall hold all sums,  if any,  held by it for  distribution  to the
Certificateholders    in   trust   for   the    benefit    of   the
Certificateholders  entitled  thereto until such sums shall be paid to such  Certificateholders.  The Paying  Agent shall  initially be
The Chase  Manhattan  Bank and any  co-paying  agent  chosen by the
Chase  Manhattan  Bank, and  acceptable to the Owner  Trustee.  The
Paying  Agent  shall  return  all  unclaimed  funds  to  the  Owner
Trustee  and upon  removal  of a Paying  Agent  such  Paying  Agent shall  also  return  all  funds  in its  possession  to  the  Owner
Trustee.  The  provisions  of Sections  6.3, 6.6, 6.7 and 6.9 shall apply  to The  Chase  Manhattan  Bank  also in its  role as  Paying
Agent,  for so  long  as The  Chase  Manhattan  Bank  shall  act as
Paying  Agent and, to the extent  applicable,  to any other  paying agent  appointed  hereunder.  Any  reference  in this  Agreement to the Paying  Agent shall  include  any  co-paying  agent  unless the context requires otherwise.

           SECTION III.11           Seller  as   Certificateholder.
The Seller in its  individual or any other  capacity may become the owner or pledgee of  Certificates  and may otherwise  deal with the
Owner Trustee or its Affiliates as if it were not the Seller.

                             ARTICLE IV

                      ACTIONS BY OWNER TRUSTEE

           SECTION IV.1 Notice to Certificateholders  with Respect
to Certain  Matters.  The Owner  Trustee shall not take action with respect to the  following  matters,  unless  (i) the  Owner Trustee shall  have  notified  the  Certificateholders  in  writing  of the proposed  action  at  least  30  days  before  the  taking  of such action,  and (ii) a  majority of the  Certificateholders  shall not have  notified the Owner  Trustee in writing  prior to the 30th day after  such  notice  is given  that  such  Certificateholders  have withheld consent or provided alternative direction:

           (a)  the  initiation  of any  claim  or  lawsuit  by the
Trust  (other  than an  action to  collect  on a  Receivable  or an action by the  Indenture  Trustee  pursuant to the  Indenture)  and the  compromise  of any  action,  claim or  lawsuit  brought  by or
against   the  Trust   (other  than  an  action  to  collect  on  a
Receivable  or an action by the Indenture  Trustee  pursuant to the
Indenture);

           (b)  the  election by the Trust to file an  amendment to
the Certificate of Trust;

           (c)  the  amendment of the  Indenture by a  supplemental
indenture in  circumstances  where the consent of any Noteholder is required;

           (d)  the  amendment of the  Indenture by a  supplemental
indenture in  circumstances  where the consent of any Noteholder is not required and such amendment  materially  adversely  affects the interest of the  Certificateholders  (it being  understood that the issuance of additional  Certificates  as  contemplated  by Section
3.4  shall  be  deemed  to  not  materially  adversely  affect  the interests of the Certificateholders);

           (e)  the  amendment,   change  or  modification  of  the
Administration  Agreement,  except  to  cure  any  ambiguity  or to amend or  supplement  any  provision  in a manner  that  would  not
materially     adversely    affect    the    interests    of    the
Certificateholders; or

           (f)  the  appointment  pursuant  to the  Indenture  of a
successor  Note  Registrar,  Paying Agent or  Indenture  Trustee or
pursuant to this  Agreement of a successor  Certificate  Registrar, or the  consent to the  assignment  by the Note  Registrar,  Paying
Agent  or  Indenture  Trustee  or  Certificate   Registrar  of  its
obligations under the Indenture or this Agreement, as applicable.

           SECTION IV.2 Action by Certificateholders  with Respect
to Certain  Matters.  The Owner  Trustee  shall not have the power, except upon the written  direction  of the  Certificateholders,  as described  in the last  sentence of this Section 4.2, to (a) remove the Administrator  under the  Administration  Agreement pursuant to
Section  10  thereof,   (b)   appoint  a  successor   Administrator
pursuant  to  Section  10  of  the  Administration  Agreement,  (c)
remove the Servicer  under the Trust Sale and  Servicing  Agreement pursuant  to  Section  7.2  thereof  or  (d)  except  as  expressly provided in the Basic Documents,  sell the Receivables  transferred to the Trust  pursuant  to the Trust Sale and  Servicing  Agreement or any interest  therein after the  termination  of the  Indenture.
The  Owner  Trustee  shall  take  the  actions  referred  to in the preceding  sentence  only  upon  the  affirmative  vote  of,  or  a written  consent  signed  by,  the  holders  of a  majority  of the
Voting Interests upon at least 30 days prior notice thereof.

           SECTION IV.3 Action by Certificateholders  with Respect
to  Bankruptcy.  The  Owner  Trustee  shall  not have the  power to commence a  voluntary  proceeding  in  bankruptcy  relating  to the
Trust  without  the  unanimous  prior  approval  of all  Holders of
Certificates  (including  the Seller) and the delivery to the Owner
Trustee   by  each   such   Certificateholder   of  a   certificate
certifying  that such  Certificateholder  reasonably  believes that the  Trust  is  insolvent.  By its  acceptance  of any  Certificate issued to it on the  Closing  Date,  the Seller  agrees that it, at any time that it is the  holder  thereof,  shall not  approve or be
deemed  to  have   approved   the   commencement   of  a  voluntary
proceeding  in  bankruptcy  relating  to the Trust for  purposes of this  Section  4.3 unless  such  commencement  is  approved  by the affirmative  vote of all of the  members of the  Seller's  board of directors.

           SECTION IV.4 Restrictions   on    Certificateholders'
Power.  The  Certificateholders  shall not direct the Owner Trustee to take or  refrain  from  taking  any  action  if such  action  or inaction  would be contrary to any  obligation  of the Trust or the
Owner  Trustee under this  Agreement or any of the Basic  Documents or would be contrary to Section  2.3,  nor shall the Owner  Trustee be obligated to follow any such direction, if given.

           SECTION IV.5 Majority   Control.   Except  as  expressly
provided  herein,  any action that may be taken or consent that may
be  given  or  withheld  by  the   Certificateholders   under  this
Agreement  shall  be  effective  if such  action  is  taken or such consent  is  given  or  withheld  by the  Holders  of  Certificates evidencing  not  less  than  a  majority  of the  Voting  Interests thereof.  Except as expressly  provided herein,  any written notice of the  Certificateholders  delivered  pursuant  to this  Agreement
shall  be   effective   if  signed  by  Holders   of   Certificates
evidencing  not less than a  majority  of the Voting  Interests  at the time of the delivery of such notice.

                              ARTICLE V

             APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

           SECTION V.1  Establishment of Certificate  Distribution
Account.

           (a)  The  Servicer  shall  cause to be  established  and
maintained  in the name of the Owner  Trustee an  Eligible  Deposit
Account  known  as  the  Truck  Engine   Receivables  Master  Trust
Certificate  Distribution  Account (the "Certificate  Distribution
Account"),  bearing an additional  designation  clearly  indicating that the funds  deposited  therein  are held for the benefit of the
Certificateholders.  The  Certificate  Distribution  Account  shall initially be established with The Chase Manhattan Bank.

           (b)  The Owner Trustee  shall  possess all right,  title
and  interest  in and to all funds on deposit  from time to time in the Certificate  Distribution  Account and in all proceeds  thereof for the  benefit  of the  Certificateholders.  Except as  otherwise provided herein or in the Trust Sale and Servicing  Agreement,  the
Certificate  Distribution  Account shall be under the sole dominion
and   control  of  the  Owner   Trustee  for  the  benefit  of  the
Certificateholders.    If,   at   any   time,    any    Certificate
Distribution  Account  ceases to be an  Eligible  Deposit  Account, the Servicer,  within 10 days of determining  that such Certificate
Distribution  Account  is no longer an  Eligible  Deposit  Account, shall  establish  a  substitute  Eligible  Deposit  Account as such
Certificate  Distribution  Account,  instruct the Owner  Trustee in writing to transfer any cash to such new  Certificate  Distribution
Account  and,  from  the  date  any  such  substitute   account  is
established,  such account  shall be the  Certificate  Distribution
Account.

           SECTION V.2  Application of Trust Funds.

           (a)  On each  Payment  Date,  the  Owner  Trustee  shall
distribute,  or  cause  the  Paying  Agent  to  distribute,  to the
Certificateholders   the  amounts   deposited  in  the  Certificate
Distribution   Account  as  set  forth  in  the  applicable  Series
Supplement.  Notwithstanding  the  foregoing  or  anything  else to the  contrary in this  Agreement or the other Basic  Documents,  so
long  as   Certificates   representing  in  the  aggregate  a  100%
beneficial  interest  in the Trust are held by the  Seller,  (i) no
Certificate   Distribution   Account   shall  be   required  to  be
established or maintained and (ii) all  distributions  and payments
on  the   Certificates   (including  the  final   distribution   as
contemplated  by  Section  7.1(c)  hereof)  required  hereunder  or under the Indenture or the applicable  Series  Supplement  shall be made  directly to the Seller by the Indenture  Trustee  (whether or not the Indenture or the  applicable  Series  Supplement  otherwise contemplates  deposit into the  Certificate  Distribution  Account)
and the Owner  Trustee  shall have no duty or  liability  to see to such distribution.

           (b)  On  any  Payment   Date  on  which   payments   are
distributed from the Certificate  Distribution  Account,  the Owner
Trustee  shall  send  to  each   Certificateholder   the  statement
provided to the Owner Trustee by the Servicer  pursuant to Section
3.4 of the  Trust  Sale and  Servicing  Agreement  on such  Payment
Date.

           (c)  If  the  Owner  Trustee  determines,  whether  as a
result of advice  from the  Administrator  or  otherwise,  that any
withholding  tax  is  imposed  on  the  Trust's   distribution  (or
allocations  of  income)  to a  Certificateholder,  such tax  shall
reduce    the    amount    otherwise     distributable    to    the
Certificateholder  in  accordance  with this Section 5.2;  provided that the Owner  Trustee  shall not have an  obligation  to withhold
any   such   amount   so   long   as  the   Seller   is  the   sole
Certificateholder.  The  Owner  Trustee  is hereby  authorized  and directed  to retain from  amounts  otherwise  distributable  to the
Certificateholders  sufficient  funds  for the  payment  of any tax that is  legally  owed by the Trust (but such  authorization  shall not prevent the Owner  Trustee  (without any  obligation  to do so)
from  contesting  any  such  tax  in  appropriate  proceedings  and withholding  payment of such tax, if permitted by law,  pending the outcome of such  proceedings).  The amount of any  withholding  tax imposed  with  respect to a  Certificateholder  shall be treated as cash  distributed  to  such  Certificateholder  at the  time  it is withheld  by the  Trust  and  remitted  to the  appropriate  taxing authority.  If  there  is a  possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the Owner  Trustee may in its sole discretion  (but shall not be required  to)  withhold  such amounts in  accordance  with this Section  5.2(c).  If a  Certificateholder wishes  to apply  for a refund  of any such  withholding  tax,  the
Owner    Trustee    shall    reasonably    cooperate    with   such
Certificateholder   in   making   such   claim   so  long  as  such
Certificateholder  agrees to  reimburse  the Owner  Trustee for any out-of-pocket expenses incurred.

           SECTION V.3  Method  of  Payment.  Subject  to  Section
7.1(c),  distributions  required  to be made to  Certificateholders on any  Payment  Date  shall be made to each  Certificateholder  of record on the  related  Record  Date  either by wire  transfer,  in immediately  available  funds,  to the  account of such Holder at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder  shall  have  provided  to the  Certificate
Registrar  appropriate written  instructions at least five Business
Days prior to such  Record  Date,  or, if not,  by check  mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register.

           SECTION V.4  Accounting;  Reports to Certificateholders
and Others.  The Owner  Trustee  shall (a) maintain (or cause to be maintained)  the books of the Trust on an  October 31  fiscal  year basis  on the  cash  method  of  accounting,  (b)  deliver  to each
Certificateholder,  as may be required  by the Code and  applicable
Treasury  Regulations  or  otherwise,  such  information  as may be required  to enable each  Certificateholder  to prepare its federal income  tax  return,  (c) file  such tax  returns  relating  to the
Trust  and  make  such  elections  as may  from  time  to  time  be required  or  appropriate  under any  applicable  state or  federal statute or rule or  regulation  thereunder  so as to  maintain  the
Trust's   characterization   as,   for  so   long  as  all  of  the
Certificates  are owned by the Seller,  a division or branch of the
Seller  and,  if not,  as  determined  by the  Seller  for  federal income tax  purposes,  in all such cases on forms  prepared  by the
Administrator,  (d)  cause  such tax  returns  to be  signed in the manner  required  by law and (e)  collect or cause to be  collected any  withholding  tax required to be withheld by the Owner  Trustee in  accordance  with  Section  5.2(c)  with  respect  to  income or distributions to Certificateholders.

           SECTION V.5  Signature   on   Returns;   Tax   Matters
Partner.  Subject to Section 2.11,  the Owner Trustee shall sign on behalf of the Trust any and all tax  returns  of the Trust that are prepared and  delivered to it for  execution by the  Administrator, unless  applicable  law requires a  Certificateholder  to sign such documents,  in which  case  such  documents  shall be signed by the
Seller.  The  Seller  shall be the  "tax  matters  partner"  of the
Trust pursuant to the Code.

                             ARTICLE VI

                          THE OWNER TRUSTEE

           SECTION VI.1 Duties of Owner Trustee.

           (a)  The  Owner  Trustee   undertakes  to  perform  such
duties,  and only such  duties,  as are  specifically  set forth in this  Agreement  and  the  other  Basic  Documents,  including  the
administration    of   the   Trust   in   the   interest   of   the
Certificateholders,   subject  to  the  Basic   Documents   and  in
accordance  with  the  provisions  of this  Agreement.  No  implied covenants or obligations shall be read into this Agreement.

           (b)  Notwithstanding  the  foregoing,  the Owner Trustee
shall   be   deemed   to   have    discharged    its   duties   and
responsibilities  hereunder  and under the Basic  Documents  to the
extent  the   Administrator   has  agreed  in  the   Administration
Agreement  to  perform  any  act or to  discharge  any  duty of the
Owner  Trustee  hereunder  or under  any  Basic  Document,  and the
Owner  Trustee  shall not be liable  for the  default or failure of
the   Administrator   to  carry  out  its  obligations   under  the
Administration Agreement.

           (c)  The Owner Trustee may  conclusively  rely and shall
be fully  protected  in acting  or  refraining  from  acting on any document  believed  by it to be genuine  and to have been signed or presented  by the proper  Person.  The Owner  Trustee  shall not be bound to make any  investigation  into any fact or matter stated in
any  resolution,   certificate,   statement,  instrument,  opinion,
report, notice,  request,  consent,  order, approval, bond or other paper or document.

           (d)  The  Owner   Trustee  may  not  be  relieved   from
liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

                (i) this Section  6.1(d) shall not limit the effect
      of Section 6.1(a) or (b);

                (ii)    the Owner  Trustee  shall not be liable for
      any error of  judgment  made in good  faith by a  Responsible
      Officer  unless  it is  proved  that the  Owner  Trustee  was negligent in ascertaining the pertinent facts; and

                (iii)   the Owner  Trustee shall not be liable with
      respect  to any  action  it  takes  or  omits to take in good faith in accordance with a direction  received by it pursuant to Section 4.1, 4.2 or 6.4.

           (e)  Subject to Sections  5.1 and 5.2,  monies  received
by the  Owner  Trustee  hereunder  need  not be  segregated  in any manner  except to the extent  required by law or the Trust Sale and
Servicing  Agreement  and  may  be  deposited  under  such  general conditions  as may be  prescribed  by law,  and the  Owner  Trustee shall not be liable for any interest thereon.

           (f)  The Owner  Trustee  shall not take any action  that
(i) is  inconsistent  with the  purposes  of the Trust set forth in
Section  2.3  or   (ii) would,   to  the  actual   knowledge  of  a
Responsible  Officer  of the  Owner  Trustee,  result  in the Trust becoming taxable as a corporation for federal income tax purposes.

           (g)  The  Certificateholders  shall not direct the Owner
Trustee to take action that would  violate the  provisions  of this
Section 6.1.

           SECTION VI.2 Rights   of  Owner   Trustee.   The   Owner
Trustee is  authorized  and  directed  to execute  and  deliver the
Basic  Documents and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which the  Trust  is to be a  party,  in such  form as the  Seller  shall
approve  as   evidenced   conclusively   by  the  Owner   Trustee's
execution  thereof.  In  addition  to  the  foregoing,   the  Owner
Trustee  is  authorized,  but shall not be  obligated,  to take all actions  required  of the Trust  pursuant  to the Basic  Documents.
The Owner Trustee is further  authorized  from time to time to take such action as the  Administrator  recommends  with  respect to the
Basic Documents.

           SECTION VI.3 Acceptance  of Trusts  and  Duties.  Except
as otherwise  provided in this Article VI, in accepting  the trusts hereby  created,  Chase  Manhattan Bank USA,  National  Association acts solely as Owner Trustee  hereunder  and not in its  individual capacity  and all  Persons  having  any  claim  against  the  Owner
Trustee  by  reason  of  the  transactions   contemplated  by  this
Agreement  or any  Basic  Document  shall  look  only to the  Trust
Assets  for  payment or  satisfaction  thereof.  The Owner  Trustee accepts  the  trusts  hereby  created  and  agrees to  perform  its duties  hereunder  with  respect  to such  trusts but only upon the
terms  of  this  Agreement.   The  Owner  Trustee  also  agrees  to
disburse all monies actually  received by it  constituting  part of the Trust  Assets  upon the terms of the Basic  Documents  and this
Agreement.  The Owner  Trustee  shall not be liable or  accountable hereunder  or under any  Basic  Document  under any  circumstances, except  (i)  for  its  own  negligent  action,  its  own  negligent failure  to act or its own  wilful  misconduct  or (ii) in the case of the inaccuracy of any  representation  or warranty  contained in
Section  6.6  and  expressly   made  by  the  Owner   Trustee.   In
particular,  but  not by  way of  limitation  (and  subject  to the exceptions set forth in the preceding sentence):

           (a)  the  Owner  Trustee  shall  at  no  time  have  any
responsibility  or liability  for or with respect to the  legality, validity and  enforceability  of any Receivable  held by the Trust, or for or with  respect to the  sufficiency  of the Trust Assets or its ability to generate the  distributions  and payments to be made to  Certificateholders  under  this  Agreement  or  to  Noteholders under the Indenture,  including,  without limitation: the existence and  contents  of any  such  Receivable  on any  computer  or other record  thereof;  the  validity  of  the  assignment  of  any  such
Receivable  to the  Trust  or of any  intervening  assignment;  the
completeness   of  any  such   Receivable;   the   performance   or
enforcement  of any such  Receivable;  the compliance by the Seller or the  Servicer  with any  warranty or  representation  made under any Basic  Document or in any related  document or the  accuracy of
any  such  warranty  or   representation   or  any  action  of  the
Administrator,  the  Indenture  Trustee  or  the  Servicer  or  any
subservicer taken in the name of the Owner Trustee;

           (b)  the Owner  Trustee shall not be liable with respect
to any  action  taken or  omitted  to be taken by it in  accordance
with   the    instructions    of   the    Administrator    or   any
Certificateholder;

           (c)  no  provision  of  this   Agreement  or  any  Basic
Document  shall  require the Owner  Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance of
any  of  its  rights  or  powers   hereunder  or  under  any  Basic
Document,  if the Owner Trustee shall have  reasonable  grounds for believing  that  repayment  of such  funds  or  adequate  indemnity against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

           (d)  under no  circumstances  shall the Owner Trustee be
liable for  indebtedness  evidenced by or arising  under any of the
Basic  Documents,  including  the  principal of and interest on the
Notes or any amounts payable with respect to the Certificates;

           (e)  the Owner Trustee shall not be  responsible  for or
in respect of and makes no  representation  as to the  validity  or sufficiency  of any  provision  of  this  Agreement  or for the due execution  hereof  by  the  Seller  or  for  the  form,  character, genuineness,  sufficiency,  value or  validity  of any of the Trust
Assets or for or in respect of the validity or  sufficiency  of the
Basic  Documents,  the  Notes,  the  Certificates  (other  than the certificate  of  authentication  on  the  Certificates)  or of  any
Receivables  held by the Trust or any  related  documents,  and the
Owner  Trustee  shall in no event  assume or incur  any  liability, duty or obligation to any  Noteholder or to any  Certificateholder, other  than as  expressly  provided  for  herein  and in the  Basic
Documents;

           (f)  the  Owner  Trustee  shall  not be  liable  for the
default  or   misconduct  of  the   Administrator,   the  Indenture
Trustee,  the  Seller  or the  Servicer  under  any  of  the  Basic
Documents  or  otherwise,  and  the  Owner  Trustee  shall  have no obligation  or  liability to perform the  obligations  of the Trust under this  Agreement or the Basic  Documents  that are required to
be  performed  by  the  Administrator   under  the   Administration
Agreement,  the  Indenture  Trustee  under  the  Indenture  or  the
Servicer under the Trust Sale and Servicing Agreement; and

           (g)  the Owner  Trustee  shall be under no obligation to
exercise  any  of  the  rights  or  powers  vested  in it  by  this
Agreement,  or to  institute,  conduct  or  defend  any  litigation
under  this   Agreement   or  otherwise  or  in  relation  to  this
Agreement  or  any  Basic  Document,  at  the  request,   order  or
direction   of   any  of  the   Certificateholders,   unless   such
Certificateholders  have offered to the Owner  Trustee  security or indemnity  satisfactory  to it  against  the  costs,  expenses  and liabilities  that may be incurred by the Owner  Trustee  therein or
thereby.   The  right  of  the  Owner   Trustee  to   perform   any
discretionary  act  enumerated  in this  Agreement  or in any Basic
Document  shall not be construed as a duty,  and the Owner  Trustee shall not be  answerable  for other than its  negligence  or wilful misconduct in the performance of any such act.

           SECTION VI.4 Action     upon     Instruction     by
Certificateholders.

           (a)  Subject  to  Section  4.4 , the  Certificateholders
may  by  written  instruction  direct  the  Owner  Trustee  in  the management  of the Trust.  Such  direction  may be exercised at any time by written instruction of the  Certificateholders  pursuant to
Section 4.5.

           (b)  Notwithstanding  the  foregoing,  the Owner Trustee
shall not be  required  to take any action  hereunder  or under any
Basic   Document  if  the  Owner  Trustee  shall  have   reasonably
determined,  or shall  have  been  advised  by  counsel,  that such action is likely  to result in  liability  on the part of the Owner
Trustee  or is  contrary  to  the  terms  hereof  or of  any  Basic
Document or is otherwise contrary to law.

           (c)  Whenever  the  Owner  Trustee  is  unable to decide
between  alternative  courses of action  permitted  or  required by the terms of this  Agreement  or any Basic  Document,  or is unsure as to the  application,  intent,  interpretation  or meaning of any provision  of this  Agreement  or the  Basic  Documents,  the Owner
Trustee  shall  promptly  give  notice  (in  such  form as shall be appropriate  under  the  circumstances)  to the  Certificateholders requesting  instruction  as to the course of action to be  adopted, and,  to the  extent  the  Owner  Trustee  acts  in good  faith  in accordance with any such  instruction  received,  the Owner Trustee shall not be liable on account  of such  action to any  Person.  If
the   Owner   Trustee   shall   not   have   received   appropriate
instructions  within  ten  days  of such  notice  (or  within  such shorter  period  of time as  reasonably  may be  specified  in such notice or may be  necessary  under the  circumstances)  it may, but shall be  under  no duty  to,  take or  refrain  from  taking  such action which is  consistent,  in its view,  with this  Agreement or the  Basic  Documents,  and as it  shall  deem  to be in  the  best interests of the  Certificateholders,  and the Owner  Trustee shall have no liability to any Person for any such action or inaction.

           SECTION VI.5 Furnishing   of   Documents.    The   Owner
Trustee  shall  furnish  (a)  to the  Certificateholders,  promptly upon receipt of a written  request  therefor,  duplicates or copies
of  all  reports,   notices,   requests,   demands,   certificates,
financial  statements  and any other  instruments  furnished to the
Owner   Trustee   under  the  Basic   Documents   and  (b)  to  the
Noteholders  and the  Certificateholders,  promptly upon receipt of a written  request  therefor,  copies of the  Receivables  Purchase
Agreement,   the   Trust   Sale  and   Servicing   Agreement,   the
Administration Agreement  and this Agreement.

           SECTION VI.6 Representations  and  Warranties  of Owner
Trustee.  The Owner Trustee  hereby  represents and warrants to the
Seller that:

           (a)  It  is  a   national   banking   association   duly
organized,  validly  existing and in good  standing  under the laws of the United States.

           (b)  It has full  power,  authority  and legal  right to
execute,  deliver and  perform  this  Agreement,  and has taken all
necessary   action  to  authorize  the   execution,   delivery  and
performance   by   it   of   this   Agreement.    The   eligibility
requirements  set forth in Section 6.13  are satisfied with respect to it.

           (c)  The  execution,  delivery and  performance by it of
this  Agreement  (i) shall  not violate any provision of any law or regulation  governing  the  banking  and trust  powers of the Owner
Trustee  or any  order,  writ,  judgment  or decree  of any  court, arbitrator  or  governmental  authority  applicable  to  the  Owner
Trustee  or  any  of  its  assets,   (ii) shall   not  violate  any
provision  of the  charter  or  by-laws  of the Owner  Trustee  and
(iii) shall  not violate any provision of, or  constitute,  with or without  notice  or lapse of time,  a default  under,  or result in the creation or imposition of any lien on any  properties  included
in  the  Trust   pursuant  to  the   provisions  of  any  mortgage,
indenture,  contract,  agreement or other  undertaking  to which it is a party,  which  violation,  default or lien could reasonably be
expected  to  have  a  materially   adverse  effect  on  the  Owner
Trustee's  performance  or ability  to perform  its duties as Owner
Trustee under this  Agreement or on the  transactions  contemplated in this Agreement.

           (d)  The  execution,  delivery  and  performance  by the
Owner   Trustee   of  this   Agreement   shall  not   require   the
authorization,  consent  or  approval  of, the giving of notice to, the  filing  or  registration  with,  or the  taking  of any  other action in respect of, any  Governmental  Authority  regulating  the
banking  and   corporate   trust   activities  of  banks  or  trust
companies in the jurisdiction in which the Trust was formed.

           (e)  This   Agreement   has  been  duly   executed   and
delivered by the Owner  Trustee and  constitutes  the legal,  valid
and  binding  agreement  of  the  Owner  Trustee,   enforceable  in
accordance  with  its  terms,   except  as  enforceability  may  be
limited  by  bankruptcy,   insolvency,   reorganization,  or  other
similar laws  affecting the  enforcement  of  creditors'  rights in
general  and  by  general  principles  of  equity,   regardless  of
whether  such  enforceability  is  considered  in a  proceeding  in equity or at law.

           SECTION VI.7 Reliance; Advice of Counsel.

           (a)  The  Owner  Trustee  shall  incur no  liability  to
anyone  in  acting   upon  any   signature,   instrument,   notice,
resolution,   request,   consent,   order,   certificate,   report,
opinion,  bond or  other  document  or paper  believed  by it to be genuine  and  believed  by it to be signed by the  proper  party or parties  and need not  investigate  any fact or  matter in any such document.  The  Owner  Trustee  may  accept a  certified  copy of a resolution  of the board of  directors or other  governing  body of any  corporate  party as conclusive  evidence that such  resolution has been  duly  adopted  by such  body and that the same is in full force  and  effect.  As to any  fact or  matter  the  method of the determination of which is not specifically  prescribed  herein, the
Owner  Trustee  may for  all  purposes  hereof  rely,  without  any
inquiry  or  investigation   into  the  factual  matters  addressed
therein,  on a  certificate,  signed by the  president  or any vice president or by the treasurer or other  authorized  officers of the relevant  party,  as to such fact or matter,  and such  certificate shall  constitute  full  protection  to the Owner  Trustee  for any action  taken  or  omitted  to be  taken  by it in  good  faith  in reliance thereon.

           (b)  In the  exercise  or  administration  of the trusts
hereunder  and in the  performance  of its duties  and  obligations under this  Agreement or the Basic  Documents,  the Owner  Trustee:
(i) may act directly or through its agents,  attorneys,  custodians or nominees  pursuant to agreements  entered into with any of them, and the  Owner  Trustee  shall  not be liable  for the  conduct  or misconduct  of such agents,  attorneys,  custodians  or nominees if such  agents,  attorneys,  custodians  or nominees  shall have been selected by the Owner Trustee with  reasonable  care;  and (ii) may consult with counsel,  accountants and other skilled  professionals to be  selected  with  reasonable  care  and  employed  by it.  The
Owner  Trustee shall not be liable for anything  done,  suffered or omitted  in good  faith by it in  accordance  with the  opinion  or advice of any such counsel,  accountants  or other such Persons and not contrary to this Agreement or any Basic Document.

           SECTION VI.8 Owner  Trustee  May Own  Certificates  and
Notes.  The Owner Trustee in its  individual or any other  capacity may become the owner or  pledgee of  Certificates  or Notes and may deal with the Seller,  the  Administrator,  the  Indenture  Trustee
and the  Servicer  in  transactions  in the same manner as it would have if it were not the Owner Trustee.

           SECTION VI.9 Compensation and Indemnity.

           (a)  The Owner  Trustee  shall receive from the Servicer
as compensation  for its services  hereunder such fees as have been separately  agreed upon  before the date hereof  between the Seller and the Owner  Trustee,  and the Owner Trustee shall be entitled to be  reimbursed  by the Servicer for its other  reasonable  expenses hereunder,  including  the  reasonable  compensation,  expenses and
disbursements    of    such    agents,    custodians,     nominees,
representatives,  experts  and  counsel  as the Owner  Trustee  may employ in  connection  with the  exercise  and  performance  of its rights and its  duties  hereunder.  The  Servicer  shall  indemnify
the  Owner  Trustee  and  its  successors,   assigns,   agents  and
servants in  accordance  with the  provisions of Section 6.4 of the
Trust Sale and Servicing  Agreement.  The indemnities  contained in this Section 6.9 shall survive the  resignation  or  termination of the  Owner  Trustee  or the  termination  of  this  Agreement.  Any amounts  paid to the Owner  Trustee  pursuant  to this  Section 6.9 shall be deemed  not to be a part of the Trust  Assets  immediately after such payment.

           (b)  The Owner  Trustee  acknowledges  and  accepts  the
conditions   and   limitations   with  respect  to  the  Servicer's
obligation  to  indemnify,   defend  and  hold  the  Owner  Trustee
harmless  as  set  forth  in  Section  6.4 of the  Trust  Sale  and
Servicing Agreement.

           SECTION VI.10            Replacement of Owner Trustee.

           (a)  The Owner  Trustee  may at any time give  notice of
its  intent to resign  and be  discharged  from the  trusts  hereby created by giving  written  notice  thereof  to the  Administrator;
provided that no such resignation shall become  effective,  and the
Owner  Trustee  shall  not  resign,  prior to the time set forth in
Section 6.10(c).  The  Administrator  may appoint a successor Owner
Trustee by delivering  written  instrument,  in  duplicate,  to the resigning  Owner Trustee and the  successor  Owner  Trustee.  If no
successor   Owner  Trustee  shall  have  been  appointed  and  have
accepted  appointment  within  30 days  after  the  giving  of such
notice,   the  resigning  Owner  Trustee  giving  such  notice  may
petition any court of competent  jurisdiction  for the  appointment of a successor Owner Trustee.  The  Administrator  shall remove the
Owner Trustee if:

                (i) the Owner  Trustee  shall  cease to be eligible
      in accordance  with the  provisions of Section 6.13 and shall
      fail  to  resign  after  written  request   therefor  by  the
      Administrator;

                (ii)    the  Owner   Trustee   shall  be   adjudged
      bankrupt or insolvent;

                (iii)   a receiver or other  public  officer  shall
      be appointed  or take charge or control of the Owner  Trustee
      or  of  its   property   or  affairs   for  the   purpose  of
      rehabilitation, conservation or liquidation; or

                (iv)    the  Owner  Trustee   shall   otherwise  be
      incapable of acting.

           (b)  If the Owner Trustee  resigns or is removed or if a
vacancy  exists in the office of Owner  Trustee  for any reason the
Administrator  shall promptly  appoint a successor Owner Trustee by written  instrument,  in  duplicate  (one copy of which  instrument shall be  delivered to the  outgoing  Owner  Trustee so removed and one copy to the  successor  Owner  Trustee)  and shall pay all fees owed to the outgoing Owner Trustee.

           (c)  Any  resignation  or removal  of the Owner  Trustee
and  appointment  of a successor  Owner Trustee  pursuant to any of the  provisions  of this Section  6.10 shall not become  effective, and no such resignation  shall be deemed to have occurred,  until a written  acceptance  of  appointment  is delivered by the successor
Owner   Trustee   to   the   outgoing   Owner   Trustee   and   the
Administrator,  and  all  fees  and  expenses  due to the  outgoing
Owner  Trustee are paid.  Any  successor  Owner  Trustee  appointed pursuant  to this  Section  6.10 shall be  eligible  to act in such
capacity  in   accordance   with   Section   6.13  and,   following
compliance with the preceding  sentence,  shall become fully vested with  all  the  rights,  powers,  duties  and  obligations  of  its
predecessor   under  this   Agreement,   with  like  effect  as  if
originally  named  as  Owner  Trustee.   The  Administrator   shall
provide  notice  of  such  resignation  or  removal  of  the  Owner
Trustee to each of the Rating Agencies.

           (d)  The  predecessor  Owner  Trustee shall upon payment
of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents,  computer  files and  statements and monies held by it under this  Agreement.  The  Administrator  and the  predecessor
Owner  Trustee shall  execute and deliver such  instruments  and do such  other  things as may  reasonably  be  required  for fully and certainly  vesting and  confirming in the  successor  Owner Trustee all such rights, powers, duties and obligations.

           (e)  Upon  acceptance  of  appointment  by  a  successor
Owner  Trustee  pursuant to this Section  6.10,  the  Administrator shall mail  notice of the  successor  of such Owner  Trustee to all
Certificateholders,  the Indenture  Trustee,  the  Noteholders  and
the Rating Agencies.

           SECTION VI.11            Merger  or  Consolidation  of
Owner  Trustee.  Any  Person  into which the Owner  Trustee  may be merged or  converted or with which it may be  consolidated,  or any
corporation    resulting    from   any   merger,    conversion   or
consolidation  to which the Owner Trustee shall be a party,  or any
Person  succeeding  to all or  substantially  all of the  corporate trust  business of the Owner  Trustee,  shall be the  successor  of
the  Owner  Trustee  hereunder,   provided  such  Person  shall  be
eligible  pursuant to Section  6.13,  and without the  execution or filing of any  instrument  or any further act on the part of any of the  parties  hereto;  provided,  however,  that the Owner  Trustee shall mail  notice of such  merger or  consolidation  to the Rating
Agencies.

           SECTION VI.12            Appointment  of  Co-Trustee or
Separate Trustee.

           (a)  Notwithstanding   any  other   provisions  of  this
Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirement  of any  jurisdiction  in which  any part of the  Trust
Assets or Ford may at the time be located,  the  Administrator  and the Owner  Trustee  acting  jointly  shall have the power and shall execute  and  deliver  all  instruments  to  appoint  one  or  more
Persons  approved  by the  Owner  Trustee  to  act  as  co-trustee,
jointly  with  the  Owner  Trustee,   or  as  separate  trustee  or
trustees,  of all or any part of the Trust  Assets,  and to vest in such  Person,  in such  capacity,  such title to the Trust,  or any part  thereof,  and,  subject  to  the  other  provisions  of  this
Section 6.12, such powers, duties,  obligations,  rights and trusts as the Administrator  and the Owner Trustee may consider  necessary or desirable.  If the  Administrator  shall not have joined in such appointment  within 15 days  after the  receipt  by it of a request so to do,  the Owner  Trustee  alone  shall  have the power to make such  appointment.  No  co-trustee  or separate  trustee under this
Agreement  shall be required to meet the terms of  eligibility as a successor  trustee  pursuant  to Section  6.13 and no notice of the
appointment  of  any  co-trustee  or  separate   trustee  shall  be
required pursuant to Section 6.10.

           (b)  Each separate trustee and co-trustee  shall, to the
extent  permitted  by law,  be  appointed  and act  subject  to the following provisions and conditions:

                (i) all  rights,  powers,  duties  and  obligations
      conferred  or  imposed  upon  the  Owner   Trustee  shall  be
      conferred  upon  and  exercised  or  performed  by the  Owner
      Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not  authorized to act  separately  without the Owner Trustee joining  in such act),  except to the  extent  that under any law of any  jurisdiction  in which any particular act or acts are to be performed,  the Owner Trustee shall be  incompetent or  unqualified  to perform such act or acts,  in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust or any  portion  thereof in any such  jurisdiction)  shall be exercised and performed  singly by such  separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

                (ii)    no trustee  under this  Agreement  shall be
      personally  liable by reason  of any act or  omission  of any other trustee under this Agreement; and

                (iii)   the  Administrator  and the  Owner  Trustee
      acting  jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

           (c)  Any notice,  request or other  writing given to the
Owner  Trustee  shall be deemed  to have been  given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing  any separate trustee  or  co-trustee  shall  refer  to  this  Agreement  and the
conditions   of   this   Article.   Each   separate   trustee   and
co-trustee,  upon its acceptance of the trusts conferred,  shall be vested  with the estates or property  specified  in its  instrument
of   appointment,   either   jointly  with  the  Owner  Trustee  or
separately,  as  may  be  provided  therein,  subject  to  all  the
provisions  of  this   Agreement,   specifically   including  every
provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Owner  Trustee.
Each such  instrument  shall be filed with the Owner  Trustee and a copy thereof given to the Administrator.

           (d)  Any separate  trustee or co-trustee may at any time
appoint  the Owner  Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not prohibited by law, to do any  lawful act under or in  respect  of this  Agreement  on its behalf  and in its name.  If any  separate  trustee  or  co-trustee shall die, become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies  and trusts  shall vest  in and be  exercised  by the  Owner  Trustee,  to the  extent permitted  by law,  without the  appointment  of a new or successor trustee.

           SECTION VI.13            Eligibility  Requirements  for
Owner  Trustee.  The Owner  Trustee  shall at all  times:  (a) be a corporation  satisfying  the  provisions of Section  3807(a) of the
Business Trust  Statute;  (b) be  authorized to exercise  corporate
trust   powers;   (c) have  an  aggregate   capital,   surplus  and
undivided  profits  of at  least  $50,000,000  and  be  subject  to supervision  or examination  by federal or state  authorities;  and
(d) have  (or have a parent which has) a long-term  unsecured  debt rating of at least BBB- by  Standard &  Poor's and at least Baa3 by
Moody's.  If such  corporation  shall publish  reports of condition at least  annually,  pursuant to law or to the  requirements of the
aforesaid   supervising  or  examining  authority,   then  for  the
purpose of this Section 6.13,  the aggregate  capital,  surplus and undivided  profits  of such  corporation  shall be deemed to be its aggregate  capital,  surplus and undivided  profits as set forth in its most recent  report of condition so  published.  If at any time the Owner  Trustee  shall cease to be eligible in  accordance  with the  provisions  of this  Section  6.13,  the Owner  Trustee  shall resign  immediately in the manner and with the effect  specified in
Section 6.10.

                             ARTICLE VII

                   TERMINATION OF TRUST AGREEMENT

           SECTION VII.1            Termination     of    Trust
Agreement.

           (a)  The  Trust  shall  dissolve  and  be  wound  up  in
accordance  with Section 3808 of the Business  Trust Statute on the date  (the  "Trust  Termination  Date")  on which  the first of the following  occurs:  (i) if the Seller so elects,  the day following the Payment  Date on which all  amounts  required to be paid to the
Securityholders  pursuant  to the  Basic  Documents  have been paid
(or  deposited  in  the   Principal   Funding   Accounts,   or  the
Certificate  Distribution  Account) and the  aggregate  Outstanding
Amount  of all  Series  of Notes is zero and (ii) the  twenty-first anniversary  of the  execution of this  Agreement.  This  Agreement and the obligations of the parties  hereunder  (other than Section
6.9  hereof  and as  otherwise  expressly  provided  herein)  shall terminate  and be of no  further  force or effect  (i) if the Trust
Termination  Date is determined  pursuant to clause  (i) above,  on the Trust  Termination Date and (ii) if the Trust  Termination Date
is  determined   pursuant  to  clause   (ii) above,   on  the  date
following  the Payment Date on which the final  payments to be made to the  Securityholders  pursuant to the Basic  Documents have been paid (or  deposited  in the  appropriate  Trust  Accounts  or Group
Accounts).

           (b)  Except as provided in Section  7.1(a),  neither the
Seller nor any  Certificateholder  shall be  entitled  to revoke or
terminate   the   Trust   or  this   Agreement.   The   bankruptcy,
liquidation,    dissolution,    death   or    incapacity   of   any
Certificateholder   shall  not   (x) operate   to  terminate   this
Agreement or the Trust,  nor (y) entitle  such  Certificateholder's legal  representatives  or heirs to claim an  accounting or to take
any  action  or   proceeding  in  any  court  for  a  partition  or
winding-up  of all or any  part of the  Trust or the  Trust  Assets nor  (z) otherwise  affect the rights,  obligations and liabilities of the parties hereto.

           (c)  Notice of any  termination of the Trust  specifying
the   Payment   Date  upon  which  the   Certificateholders   shall
surrender  their  Certificates  to the Paying  Agent for payment of the  final  distribution  and  cancellation,  shall be given by the
Owner  Trustee by letter to the  Certificateholders  mailed  within five  Business Days of receipt of notice of such  termination  from the Servicer,  stating:  (i) the  Payment Date upon or with respect
to  which   the  final   distribution   of  the   balance   of  the
Certificates  shall be made upon  presentation and surrender of the
Certificates   at  the   office  of  the   Paying   Agent   therein
designated;  (ii) the amount of any such final  distribution of the balance  of  the  Certificates;  and  (iii) that  the  Record  Date otherwise  applicable  to  such  Payment  Date  is not  applicable, distributions  being made only upon  presentation  and surrender of the  Certificates  at  the  office  of  the  Paying  Agent  therein specified.  The  Owner  Trustee  shall  give  such  notice  to  the
Certificate  Registrar  (if other than the Owner  Trustee)  and the
Paying    Agent   at   the   time   such   notice   is   given   to
Certificateholders.   Upon   presentation   and  surrender  of  the
Certificates,  the Paying  Agent shall cause to be  distributed  to
Certificateholders  amounts  distributable  on  such  Payment  Date pursuant to Section 5.2.

           (d)  If  all  of  the   Certificateholders   shall   not
surrender their  Certificates  for  cancellation  within six months after  the  date  specified  in the  written  notice  specified  in
Section  7.1(c),  the Owner  Trustee  shall  give a second  written notice  to the  remaining  Certificateholders  to  surrender  their
Certificates for  cancellation  and receive the final  distribution with respect  thereto.  If within one year after the second  notice
all  the   Certificates   shall  not  have  been   surrendered  for
cancellation,  the Owner  Trustee may take  appropriate  steps,  or may  appoint an agent to take  appropriate  steps,  to contact  the
remaining   Certificateholders   concerning   surrender   of  their
Certificates,  and the cost thereof  shall be paid out of the funds and other  assets  that shall  remain  subject  to this  Agreement.
Subject to  applicable  laws with respect to escheat of funds,  any funds  remaining in the Trust after  exhaustion of such remedies in the preceding  sentence shall be deemed  property of the Seller and distributed  by the  Owner  Trustee  to the  Seller  and the  Owner
Trustee shall have no further  liability to the  Certificateholders with respect thereto.

           (e)  Upon  the   winding   up  of  the   Trust  and  its
termination,  the Owner  Trustee  shall  cause the  Certificate  of
Trust to be canceled by filing a certificate of  cancellation  with the  Secretary  of State of the  State of  Delaware  in  accordance with the provisions of Section 3810 of the Business Trust Statute.

           (f)  Within   sixty   days  of  the  later  of  (i)  the
cancellation  of all  Certificates  pursuant  to Section  7.1(c) or
Section  7.1(d),  or (ii) payment to the Seller of funds  remaining in the Trust  pursuant to Section  7.1(d),  the Owner Trustee shall provide each of the Rating  Agencies  with written  notice  stating that all  Certificates  have been so  canceled  or such  funds have been so paid to the Seller.

                            ARTICLE VIII

                             AMENDMENTS

           Subject to the  provisions of  Section 8.1  of the Trust
Sale and Servicing  Agreement,  this  Agreement may be amended from time to time in a writing executed by each of the parties hereto.

                             ARTICLE IX

                            MISCELLANEOUS

           SECTION IX.1 No  Legal  Title  to  Trust   Assets.   The
Certificateholders  shall not have  legal  title to any part of the
Trust  Assets.   The   Certificateholders   shall  be  entitled  to
receive  distributions  with respect to their  undivided  ownership interest  therein only in  accordance  with  Articles V and VII. No transfer,  by operation of law or otherwise,  of any right,  title, and interest of the  Certificateholders  to and in their  ownership interest  in the Trust  Assets  shall  operate  to  terminate  this
Agreement or the trusts  hereunder or entitle any  transferee to an accounting  or to the  transfer to it of legal title to any part of the Trust Assets.

           SECTION IX.2 Limitations  on  Rights of  Others.  Except
for Sections 2.7,  7.1(c),  7.1(f) and 9.12, the provisions of this
Agreement  are solely for the  benefit  of the Owner  Trustee,  the
Seller,  the  Certificateholders,  the  Administrator  and,  to the
extent  expressly  provided herein,  the Indenture  Trustee and the
Noteholders,  and  nothing in this  Agreement,  whether  express or implied,  shall be  construed to give to any other Person any legal or  equitable  right,  remedy or claim in the Trust Assets or under or in respect of this  Agreement or any  covenants,  conditions  or provisions contained herein.

           SECTION IX.3 Notices.    All   demands,    notices   and
communications   upon  or  to  the  Seller,   the   Servicer,   the
Administrator,  the  Indenture  Trustee,  the Owner  Trustee or the
Rating  Agencies  or any  Certificateholder  under  this  Agreement shall be delivered as  specified  in  Appendix B  to the Trust Sale and Servicing Agreement.

           SECTION IX.4 Severability  of Provisions.  If any one or
more of the  covenants,  agreements,  provisions  or  terms of this
Agreement  shall be for any reason  whatsoever  held invalid,  then such  covenants,  agreements,  provisions  or terms shall be deemed enforceable  to  the  fullest  extent  permitted,  and  if  not  so
permitted,   shall  be   deemed   severable   from  the   remaining
covenants,  agreements,  provisions or terms of this  Agreement and shall  in no way  affect  the  validity  or  enforceability  of the other  provisions of this Agreement or of the  Certificates  or the rights of the Holders thereof.

           SECTION IX.5 Counterparts.   This   Agreement   may   be
executed in two or more  counterparts  (and by different parties on separate  counterparts),  each of which shall be an  original,  but
all  of  which   together   shall   constitute  one  and  the  same
instrument.

           SECTION IX.6 Successors  and Assigns.  All covenants and
agreements  contained  herein shall be binding  upon,  and inure to
the   benefit  of,  the   Seller,   the  Owner   Trustee  and  each
Certificateholder  and their  respective  successors  and permitted assigns, all as herein provided.  Any request,  notice,  direction,
consent,    waiver   or   other   instrument   or   action   by   a
Certificateholder  shall bind the  successors  and  assigns of such
Certificateholder.

           SECTION IX.7 No Petition Covenant.  Notwithstanding  any
prior  termination  of this  Agreement,  the  Trust  (or the  Owner
Trustee on behalf of the  Trust),  and each  Certificateholder,  by accepting a Certificate  (or interest  therein)  issued  hereunder, hereby  covenant  and agree that they  shall not,  prior to the day that  is one  year  and  one  day  after  the  termination  of this
Agreement,  acquiesce,  petition or  otherwise  invoke or cause the
Seller  or  the  Trust  to  invoke  in  any  court  or   government
authority  for the  purpose  of  commencing  or  sustaining  a case against  the  Seller  or the  Trust  under  any  federal  or  state bankruptcy,  insolvency  or similar law or  appointing  a receiver, liquidator,  assignee,  trustee,  custodian,  sequestrator or other similar  official  of the  Seller or the  Trust or any  substantial part of its  property,  or ordering  the winding up or  liquidation of the  affairs  of the  Seller or the  Trust.  The  covenants  set forth in this  Section 9.7 shall  survive the  termination  of this
Agreement.

           SECTION IX.8 No  Recourse.  Each  Certificateholder,  by
accepting a Certificate (or interest  therein),  acknowledges  that
such  Person's   Certificate  (or  interest   therein)   represents
beneficial  interests  in the  Trust  only and  does not  represent interests  in or  obligations  of the  Seller,  the  Servicer,  the
Administrator,  the Owner  Trustee,  the  Indenture  Trustee or any
Affiliate  thereof and no recourse,  either directly or indirectly, may be had against such parties or their  assets,  except as may be
expressly  set  forth  or  contemplated  in  this  Agreement,   the
Certificates   or  the  Basic   Documents.   Except  as   expressly
provided in the Basic Documents,  neither the Seller,  the Servicer nor the Owner Trustee in their  respective  individual  capacities, nor  any  of  their  respective  partners,  beneficiaries,  agents, officers,  directors,  employees or successors or assigns, shall be personally  liable  for,  nor shall  recourse be had to any of them
for,   the   distribution   of  any  amount  with  respect  to  the
Certificates,  or the Owner  Trustee's  performance of, or omission to perform,  any of the covenants or  obligations  contained in the
Certificates  or this  Agreement,  it  being  expressly  understood that said  covenants  and  obligations  have been made by the Owner
Trustee  solely  in  its  capacity  as  the  Owner  Trustee.   Each
Certificateholder   by  the   acceptance  of  a   Certificate   (or
beneficial   interest   therein)   shall  agree  that,   except  as
expressly  provided  in  the  Basic  Documents,   in  the  case  of
nonpayment  of any amounts  with  respect to the  Certificates,  it
shall  have  no  claim   against  any  of  the  foregoing  for  any
deficiency, loss or claim therefrom.

           SECTION IX.9 Headings.   The  headings  herein  are  for
purposes  of  reference  only and shall not affect  the  meaning or interpretation of any provision hereof.

           SECTION IX.10            GOVERNING       LAW.       THIS
AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH
THE INTERNAL  LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO
THE  PRINCIPLES  OF  CONFLICTS  OF  LAW  THEREOF  OR OF  ANY  OTHER
JURISDICTION,  AND THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE
PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN  ACCORDANCE  WITH SUCH
LAWS.

           SECTION IX.11            Certificate      Transfer
Restrictions.  The  Certificates  may not be acquired by or for the account  of (i) an  employee  benefit  plan (as  defined in Section
3(3) of ERISA)  that is  subject  to the  provisions  of Title I of
ERISA,  (ii) a plan described in Section  4975(e)(1) of the Code or
(iii) any entity  whose  underlying  assets  include plan assets by reason  of a plan's  investment  in the  entity  (each a  "Benefit
Plan").  By  accepting  and  holding  a  Certificate,   the  Holder
thereof  shall be deemed to have  represented  and  warranted  that it is not a Benefit Plan.

           SECTION IX.12            Administrator.              The
Administrator  is  authorized to execute on behalf of the Trust all such documents,  reports,  filings,  instruments,  certificates and opinions as it shall be the duty of the Trust to  prepare,  file or deliver  pursuant to the Basic Documents.  Upon request,  the Owner
Trustee shall execute and deliver to the  Administrator  a power of
attorney    appointing    the    Administrator    its   agent   and
attorney-in-fact to execute all such documents,  reports,  filings, instruments, certificates and opinions.

           SECTION IX.13            Third-Party      Beneficiaries.
This  Agreement  will inure to the  benefit of and be binding  upon the parties  hereto,  the  Securityholders,  the Indenture  Trustee and their respective  successors and permitted  assigns.  Except as otherwise  expressly  provided in this  Agreement,  no other Person will have any right or obligation hereunder.

                            *  *  *  *  *

           IN WITNESS  WHEREOF,  the  undersigned  have caused this
Trust  Agreement  to  be  duly  executed  and  delivered  by  their respective  officers  hereunto duly  authorized,  as of the day and year first above written.

                          CHASE MANHATTAN BANK USA,
                          NATIONAL ASSOCIATION,
                          not in its individual capacity, but
                          solely as
                          Owner Trustee

By:
Name:

Title:

                          TRUCK ENGINE RECEIVABLES FINANCING CO.,
                          Seller

By:
                         Name: R. Wayne Cain
                          Title: Vice President and Treasurer

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
Servicer

By:
     Name: R. Wayne Cain
     Title: Vice President and Treasurer

--------------------------------------------------------------------------------

                                                          EXHIBIT A

NUMBER
R-1
OWNERSHIP INTEREST:  100%

                 SEE REVERSE FOR CERTAIN DEFINITIONS

           THIS  CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE
      ACCOUNT OF (i) AN  "EMPLOYEE  BENEFIT  PLAN" (AS DEFINED
      IN  SECTION  3(3)  OF  THE  EMPLOYEE  RETIREMENT  INCOME
      SECURITY  ACT OF 1974,  AS AMENDED,  ("ERISA"))  THAT IS
      SUBJECT TO THE  PROVISIONS  OF TITLE I OF ERISA,  (ii) A
      PLAN  DESCRIBED  IN SECTION  4975(e)(1)  OF THE INTERNAL
      REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  OR (iii)
      ANY ENTITY WHOSE  UNDERLYING  ASSETS INCLUDE PLAN ASSETS
      BY  REASON  OF A PLAN'S  INVESTMENT  IN THE  ENTITY.  BY
      ACCEPTING  AND  HOLDING  THIS  CERTIFICATE,  THE  HOLDER
      HEREOF AND THE  CERTIFICATE  OWNER  SHALL EACH BE DEEMED
      TO  HAVE  REPRESENTED  AND  WARRANTED  THAT  IT IS NOT A
      BENEFIT PLAN.

           THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE
      WERE         ORIGINALLY         ISSUED        ON
      , 2000.  HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES
      ACT OF 1933,  AS  AMENDED  (THE  "ACT"),  AND MAY NOT BE
      SOLD  OR  TRANSFERRED  IN THE  ABSENCE  OF AN  EFFECTIVE
      REGISTRATION  STATEMENT  UNDER  THE ACT OR AN  EXEMPTION
      FROM REGISTRATION THEREUNDER.

                TRUCK ENGINE RECEIVABLES MASTER TRUST

                            CERTIFICATE

      evidencing  a  fractional   undivided  interest  in  the
      Trust, as defined below,  the property of which includes
      a pool of  receivables  generated  from  time to time by
      indebtedness  of Ford  Motor  Company  ("Ford")  arising
      from the  sale of  diesel  engines  and  engine  service
      parts to Ford.

      (This  Certificate  does not represent an interest in or
      obligation  of  Navistar  Financial  Corporation,  Truck
      Engine  Receivables  Financing  Co.,  ("TERFCO"),  Chase
      Manhattan  Bank  USA,  National  Association,  as  owner
      trustee   (the   "Owner   Trustee")   or  any  of  their
      respective  affiliates,  except to the extent  described
      below.)

           THIS CERTIFIES THAT TERFCO is the registered  owner of a
nonassessable,  fully-paid,  fractional undivided interest in Truck
Engine Receivables Master Trust (the "Trust").

           The Trust was  created  pursuant  to a trust  agreement,
dated    as    of    ,    2000    (as    amended     restated    or
supplemented  from time to time,  the "Trust  Agreement"),  between
Truck  Engine   Receivables   Financing  Co.,  as  transferor  (the
"Seller")  and the Owner  Trustee,  a  summary  of  certain  of the pertinent  provisions  of which is set forth  below.  To the extent not otherwise  defined herein,  the  capitalized  terms used herein have the meanings assigned to them in the Trust Agreement.

           This  Certificate  is issued under and is subject to the
terms,  provisions  and  conditions  of the  Trust  Agreement,  the terms of which  are  incorporated  herein by  reference  and made a
part  hereof,   to  which  Trust   Agreement  the  Holder  of  this
Certificate  by  virtue of the  acceptance  hereof  assents  and by which such Holder is bound.

           The Holder of this  Certificate  acknowledges and agrees
that  its  rights  to  receive  distributions  in  respect  of this
Certificate  are  subordinated  to the rights of the Noteholders as and  to the  extent  described  in the  Trust  Sale  and  Servicing
Agreement and the Indenture.

           Each  Certificateholder  with respect to a  Certificate,
by its  acceptance  of a  Certificate,  covenants  and agrees  that such  Certificateholder  with respect to a Certificate,  shall not, prior  to the  date  which  is one  year  and  one  day  after  the
termination  of  the  Trust  Agreement,   acquiesce,   petition  or
otherwise  invoke or cause the Seller to invoke the  process of any court or  governmental  authority  for the purpose of commencing or sustaining  a case  against  the Seller  under any federal or state
bankruptcy,   insolvency,   reorganization   or   similar   law  or
appointing a receiver,  liquidator,  assignee,  trustee, custodian, sequestrator  or  other  similar  official  of  the  Seller  or any substantial  part of its  property,  or ordering  the winding up or liquidation of the affairs of the Seller.

           Distributions  on  this  Certificate  shall  be  made as
provided in the Trust  Agreement  by wire  transfer,  check  mailed
or,    where    possible,    intra-bank    book    entry   to   the
Certificateholder  of record in the  Certificate  Register  without the  presentation  or surrender of this  Certificate  or the making of  any  notation  hereon.  Except  as  otherwise  provided  in the
Trust   Agreement  and   notwithstanding   the  above,   the  final
distribution  on this  Certificate  shall be made  after due notice by the Owner  Trustee  of the  pendency  of such  distribution  and only upon  presentation  and surrender of this  Certificate  at the office  maintained  for such  purpose  by the Owner  Trustee in the
Borough of Manhattan, the City of New York.

           Reference is hereby made to further  provisions  of this
Certificate  set  forth  on  the  reverse  hereof,   which  further
provisions  shall for all  purposes  have the same effect as if set forth at this place.

           Unless the  certificate of  authentication  hereon shall
have been  executed by an  authorized  officer of the Owner Trustee by  manual  signature,  this  Certificate  shall  not  entitle  the
Holder  hereof to any  benefit  under the  Trust  Agreement  or the
Trust Sale and Servicing Agreement or be valid for any purpose.

           THIS  CERTIFICATE  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH  THE  LAWS  OF  THE  STATE  OF  DELAWARE,  WITHOUT
REFERENCE  TO ITS  OR  ANY  OTHER  JURISDICTION'S  CONFLICT  OF LAW
PROVISIONS,  AND  THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF  THE
PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN  ACCORDANCE  WITH SUCH
LAWS.

           IN WITNESS WHEREOF,  the Owner Trustee, on behalf of the
Trust  and  not  in  its  individual  capacity,   has  caused  this
Certificate to be duly executed.

Dated:                            , 2000
                          TRUCK ENGINE RECEIVABLES MASTER TRUST

                          By:  CHASE MANHATTAN BANK USA,
                               NATIONAL ASSOCIATION,
                               not in its  individual  capacity but
                               solely as
                               Owner Trustee

                                    By:
                                    Name:
                                    Title:

            OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This  is  one  of the  Certificates  referred  to in the
within-mentioned Trust Agreement.

CHASE MANHATTAN BANK USA,         OR  CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION,                 NATIONAL ASSOCIATION,
not  in its  individual  capacity     not in its individual  capacity
but solely as Owner Trustee           but
                                      solely as Owner Trustee
                                      By:   THE CHASE MANHATTAN BANK
                                            Authenticating Agent
By:
      Authorized Officer              By:
                                            Authorized Officer

--------------------------------------------------------------------------------

                       REVERSE OF CERTIFICATE

           The  Certificates  do not represent an obligation of, or
an  interest  in, the  Seller,  the  Servicer,  Navistar  Financial
Corporation,  the  Indenture  Trustee,  the  Owner  Trustee  or any
affiliates  of any of them and no recourse  may be had against such parties or their  assets,  except as may be expressly  set forth or contemplated  herein  or  in  the  Trust  Agreement  or  the  Basic
Documents.  In addition,  this  Certificate  is not  guaranteed  by any  governmental  agency  or  instrumentality  and is  limited  in right  of  payment  to  certain  collections  and  recoveries  with respect to the  Receivables  (and certain  other  amounts),  all as more  specifically  set forth  herein,  in the Trust  Agreement and the  Trust  Sale  and  Servicing  Agreement.  A copy of each of the
Trust Sale and Servicing  Agreement and the Trust  Agreement may be
examined  during normal  business hours at the principal  office of the Seller,  and at such other  places,  if any,  designated by the
Seller, by any Certificateholder upon written request.

           The Trust  Agreement  permits,  with certain  exceptions
therein  provided,  the amendment  thereof and the  modification of the  rights  and  obligations  of the  Seller and the rights of the
Certificateholders  under  the Trust  Agreement  at any time by the
Seller and the Owner  Trustee  with the  consent of (i) the Holders
of  the  Notes   evidencing   not  less  than  a  majority  of  the
Outstanding   Amount   of   the   Voting   Interests,    and   (ii)
Certificateholders  whose  Certificates  evidence  not less  than a majority of the  ownership  interest  in the Trust,  each as of the close  of the  preceding  Payment  Date.  Any such  consent  by the
Holder of this  Certificate  shall be  conclusive  and  binding  on such Holder and on all future  Holders of this  Certificate  and of any  Certificate  issued upon the  registration  of transfer hereof or in exchange  herefor or in lieu hereof  whether or not  notation
of  such  consent  is  made  upon  this   Certificate.   The  Trust
Agreement   also  permits  the   amendment   thereof,   in  certain
circumstances,  without  the  consent of the  Holders of any of the
Certificates or the Notes.

           As  provided  in the  Trust  Agreement  and  subject  to
certain  limitations  therein  set  forth,  the  transfer  of  this
Certificate  is  registerable  in  the  Certificate  Register  upon surrender of this  Certificate for  registration of transfer at the offices or  agencies of the  Certificate  Registrar  maintained  by the Owner  Trustee in the State of Delaware,  accompanied  by (i) a written  instrument of transfer in form  satisfactory  to the Owner
Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized in writing and
(ii) certain   opinions  required  by  Section  3.4  of  the  Trust
Agreement,   and  thereupon  one  or  more  new   Certificates   of
authorized  denominations  evidencing the same  aggregate  interest in the  Trust  will be  issued to the  designated  transferee.  The initial  Certificate  Registrar appointed under the Trust Agreement is The Chase Manhattan Bank.

           The Owner  Trustee,  the  Certificate  Registrar and any
agent of the Owner Trustee or the  Certificate  Registrar may treat the  person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Owner Trustee,  the
Certificate  Registrar  or any such agent  shall be affected by any notice to the contrary.

           The  obligations  and  responsibilities  created  by the
Trust  Agreement  and the Trust  created  thereby  shall  terminate
upon  the  distribution  to   Certificateholders   of  all  amounts
required  to  be   distributed   to  them  pursuant  to  the  Trust
Agreement and the Trust Sale and Servicing Agreement.

                       CERTIFICATE OF TRANSFER

      FOR VALUE RECEIVED the undersigned hereby sells,  assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please  print  or type  name and  address,  including  postal  zip
code, of assignee) the  within   Certificate,   and  all  rights  thereunder,
hereby irrevocably constituting and appointing

_________________________________________________________
Attorney  to  transfer  said   Certificate  on  the  books  of  the
Certificate  Registrar,  with  full  power of  substitution  in the premises.

Dated:
*
                                    Signature Guaranteed:

*

* NOTICE:  The signature to this  assignment  must  correspond with the name as it appears upon the face of the within  Certificate  in every  particular,  without  alteration,  enlargement or any change whatever.  Such  signature  must be  guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            ASSIGNMENT

           FOR  VALUE  RECEIVED  the   undersigned   hereby  sells,
           assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________
(Please  print  or type  name and  address,  including  postal  zip code, of assignee

________________________________________________________________
the  within   Certificate,   and  all  rights  thereunder,   hereby
irrevocably constituting and appointing

________________________________________________Attorney         to
transfer  said   Certificate  on  the  books  of  the   Certificate
Registrar, with full power of substitution in the premises.

Dated:
                                    _______________________________*
                                          Signature Guaranteed:

                                    _______________________________*

*NOTICE:  The signature to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate  in every  particular,  without  alteration,  enlargement or any change whatever.  Such  signature  must be  guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                          EXHIBIT B

                       CERTIFICATE OF TRUST OF
                TRUCK ENGINE RECEIVABLES MASTER TRUST

           THIS  CERTIFICATE  OF TRUST of Truck Engine  Receivables
Master      Trust      (the      "Trust"),      dated     as     of
                           ,  2000,  is  being  duly  executed  and
filed  by  Chase  Manhattan  Bank  USA,  National  Association,   a
national  banking  association,  as  trustee,  to  form a  business trust under the Delaware  Business  Trust Act (12 Del. C.ss.3801 et
seq.).
           1.   Name.   The  name  of  the  business  trust  formed
hereby is Truck Engine Receivables Master Trust.
           2.   Delaware  Trustee.  The name and  business  address
of the  trustee  of the  Trust in the  State of  Delaware  is Chase
Manhattan  Bank USA,  National  Association,  1201  Market  Street,
Corporate Trust, 9th Floor, Wilmington, Delaware 19801.
           3.   This  Certificate  of Trust shall be  effective  on
                        , 2000.
           IN  WITNESS  WHEREOF,  the  undersigned,  being the sole
trustee of the Trust,  has executed  this  Certificate  of Trust as of the date first-above written.
                               Chase  Manhattan Bank USA,  National
                               Association, not in its individual capacity
                               but solely as Owner Trustee under a Trust
                               Agreement as of,                 2000

                               By:
                               Name:
                               Title: